Exhibit 10.1

EXECUTION VERSION

ELEVENTH AMENDMENT TO CREDIT AGREEMENT

dated as of October 28, 2016

among

Memorial Production Operating LLC,

as Borrower,

The Guarantors Party Hereto,

Wells Fargo Bank, National Association,

as Administrative Agent,

JPMorgan Chase Bank, N.A.,

as Syndication Agent,

Royal Bank of Canada, Citizens Bank, N.A., MUFG Union Bank, N.A. f/k/a Union Bank,

N.A., and

Comerica Bank,

as Co-Documentation Agents,

and

The Lenders Party Hereto

Wells Fargo Securities, LLC and J.P. Morgan Securities LLC

Co-Lead Arrangers and Joint Bookrunners

ELEVENTH AMENDMENT TO CREDIT AGREEMENT

This ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Eleventh Amendment”), dated as of October 28, 2016 (the “Eleventh Amendment Effective Date”), is among MEMORIAL PRODUCTION OPERATING LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”); MEMORIAL PRODUCTION PARTNERS LP, a limited partnership formed under the laws of the State of Delaware (the “Parent”); each of the other undersigned guarantors (together with the Borrower and the Parent, collectively, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.        The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 14, 2011 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.        The Borrower, the Parent, the Administrative Agent and the Lenders desire to (i) amend certain terms and provisions of the Credit Agreement to add a new Event of Default with respect to certain payments in connection with the Permitted Senior Unsecured Notes, (ii) reflect the reduction of the Borrowing Base from $925,000,000 to $740,000,000, to be effective as of the Eleventh Amendment Effective Date, and (iii) reflect the further reduction of the Borrowing Base from $740,000,000 to $720,000,000, to be effective as of December 1, 2016.

C.        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Defined Terms.    Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Eleventh Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Eleventh Amendment refer to the Credit Agreement.

Section 2.        Amendments as of the Eleventh Amendment Effective Date.   In reliance on the representations, warranties, covenants and agreements contained in this Eleventh Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Eleventh Amendment Effective Date in the manner provided in this Section 2.

2.1        Additional Definition.   Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“Liquidity” means, as of any date of determination, the sum of (a) unrestricted cash and Cash Equivalents of the Borrower and the other Loan Parties on such date (including cash and Cash Equivalents held in an account

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subject to the Administrative Agent’s Lien securing the Loan Parties’ obligations under the Loan Documents) plus (b) Availability on such date, provided that if a Borrowing Base Deficiency exists on such date, “Liquidity” means (x) unrestricted cash and Cash Equivalents of the Borrower and the other Loan Parties on such date (including cash and Cash Equivalents held in an account subject to the Administrative Agent’s Lien securing the Loan Parties’ obligations under the Loan Documents) minus (y) the Borrowing Base Deficiency on such date.

2.2        Amendment to Section 10.01 of the Credit Agreement.   Section 10.01 of the Credit Agreement is hereby amended by (a) deleting the “or” at the end of clause (n) thereof, (b) replacing the “.” at the end of clause (o) thereof with “; or” and (c) adding the following new clause (p) to the end thereof which shall read in full as follows:

(p)        notwithstanding any provision herein to the contrary, any Loan Party or Subsidiary of a Loan Party calls, makes or offers to make any Redemption of, or otherwise makes any payment of principal, accrued interest, fees, expense reimbursements or other amounts under or with respect to any Permitted Senior Unsecured Notes when, after giving pro forma effect to such Redemption or payment, Liquidity is less than $30,000,000.

Section 3.        Borrowing Base Redetermination and Reduction in Aggregate Elected Commitment Amounts.

3.1       In reliance on the representations, warranties, covenants and agreements contained in this Eleventh Amendment, the Borrowing Base (a) is hereby reduced from $925,000,000 to $740,000,000 effective as of the Eleventh Amendment Effective Date and (b) shall be further reduced from $740,000,000 to $720,000,000 effective as of December 1, 2016 unless an Interim Redetermination or other adjustment to the Borrowing Base, in each case made in accordance with the terms of the Credit Agreement, occurs after the Eleventh Amendment Effective Date and prior to December 1, 2016. The Borrowing Base shall remain at the applicable level until the next Scheduled Redetermination, the next Interim Redetermination or other adjustment to the Borrowing Base thereafter, whichever occurs first pursuant to the Credit Agreement. The redetermination of the Borrowing Base provided for in this Section 3.1 shall be deemed to be the Scheduled Redetermination scheduled for on or about October 1, 2016 for purposes of Section 2.07 of the Credit Agreement.

3.2       Pursuant to Section 2.06(c)(viii) of the Credit Agreement, the Aggregate Elected Commitment Amounts are automatically reduced (ratably among the Lenders in accordance with each Lender’s Applicable Percentage) to (a) $740,000,000 on the Eleventh Amendment Effective Date and (b) $720,000,000 on December 1, 2016 unless an Interim Redetermination or other adjustment to the Borrowing Base, in each case made in accordance with the terms of the Credit Agreement, occurs after the Eleventh Amendment Effective Date and prior to December 1, 2016, and Annex I to the Credit Agreement shall be deemed amended to reflect such amendments to each Lender’s Elected Commitment and the Aggregate Elected Commitment Amounts.

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Section 4.        Conditions Precedent to this Eleventh Amendment.  The effectiveness of the amendments to the Credit Agreement contained in Section 2 hereof is subject to the following:

4.1        The Administrative Agent shall have received counterparts of this Eleventh Amendment from the Loan Parties and the Required Lenders.

4.2        The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Eleventh Amendment Effective Date.

4.3        All fees and expenses due and owing to Linklaters LLP, Opportune LLP and Vinson & Elkins LLP invoiced prior to the Eleventh Amendment Effective Date shall have been paid or reimbursed by the Borrower.

4.4        No Default, Event of Default or Borrowing Base Deficiency shall exist immediately prior to or after giving effect to the amendments to the Credit Agreement contained in Section 2 hereof or the redetermination of the Borrowing Base provided for in Section 3 hereof.

4.5        The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Eleventh Amendment, and such notice shall be conclusive and binding.

Section 5.        Representations and Warranties; Etc.   Each Loan Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Document to which such Loan Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date and except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty shall continue to be true and correct in all respects), (b) no Defaults exist under the Loan Documents or will, after giving effect to this Eleventh Amendment, exist under the Loan Documents and (c) no Material Adverse Effect has occurred.

Section 6.        Miscellaneous.

6.1        Confirmation and Effect.   The provisions of the Credit Agreement (as amended by this Eleventh Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Eleventh Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Eleventh Amendment is a Loan Document for all purposes under the Loan Documents.

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6.2        Ratification and Affirmation of Loan Parties.  Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Eleventh Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Indebtedness (except to the extent that such Liens have been released in accordance with the Loan Documents) and (e) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, remains in full force and effect with respect to the Indebtedness.

6.3        Counterparts.  This Eleventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eleventh Amendment by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

6.4        No Oral Agreement.      THIS WRITTEN ELEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5        Governing Law.  THIS ELEVENTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.6        Payment of Expenses.      The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Eleventh Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.7        Severability.  Any provision of this Eleventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8        Successors and Assigns.  This Eleventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be duly executed effective as of the date first written above.

BORROWER:	MEMORIAL PRODUCTION OPERATING LLC,
a Delaware limited liability company

	By:	Memorial Production Partners LP, its sole member

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ Robert L. Stillwell, Jr.
		Name:	Robert L. Stillwell, Jr.
		Title:	Chief Financial Officer

GUARANTORS:	MEMORIAL PRODUCTION PARTNERS LP,
a Delaware limited partnership

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ Robert L. Stillwell, Jr.
		Name:	Robert L. Stillwell, Jr.
		Title:	Chief Financial Officer

COLUMBUS ENERGY, LLC,
a Delaware limited liability company

	By:	Memorial Production Operating LLC, its sole member

	By:	Memorial Production Partners LP, its sole member

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ Robert L. Stillwell, Jr.
		Name:	Robert L. Stillwell, Jr.
		Title:	Chief Financial Officer

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

WHT ENERGY PARTNERS LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

RISE ENERGY OPERATING, LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

RISE ENERGY MINERALS, LLC, a Delaware limited liability company

By:	Rise Energy Operating, LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

RISE ENERGY BETA, LLC, a Delaware limited liability company

By:	Rise Energy Operating, LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

MEMORIAL PRODUCTION FINANCE CORPORATION, a Delaware corporation

By:	/s/ Robert L. Stillwell, Jr.
Name: Robert L. Stillwell, Jr.
Title: Chief Financial Officer

WHT CARTHAGE LLC, a Delaware limited liability company

By:	WHT Energy Partners LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

MEMORIAL ENERGY SERVICES LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

MEMORIAL MIDSTREAM LLC,
a Texas limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

SAN PEDRO BAY PIPELINE COMPANY, a California corporation

By: /s/ Robert L. Stillwell, Jr.
Name: Robert L. Stillwell, Jr.
Title: Chief Financial Officer

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

MEMP SERVICES LLC

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

By: /s/ Robert L. Stillwell, Jr.
Name: Robert L. Stillwell, Jr.
Title: Chief Financial Officer

BETA OPERATING COMPANY, LLC

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

By: /s/ Robert L. Stillwell, Jr.
Name: Robert L. Stillwell, Jr.
Title: Chief Financial Officer

MEMORIAL PRODUCTION PARTNERS GP LLC

By: /s/ Robert L. Stillwell, Jr.
Name: Robert L. Stillwell, Jr.
Title: Chief Financial Officer

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Bryan McDavid
Name:	Bryan McDavid
Title:	Director

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	ASSOCIATED BANK, N.A., as a Lender

	By:	/s/ Brian Caddell
Name: Brian Caddell
Title: Senior Vice President

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	BARCLAYS BANK PLC, as a Lender

	By:	/s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	BRANCH BANKING AND TRUST COMPANY, as a Lender

	By:	/s/ Robert Kret
Name: Robert Kret
Title: AVP

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	BMO HARRIS BANK, N.A., as a Lender

	By:	/s/ James V. Ducote
Name: James V. Ducote
Title: Managing Director

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Raza Jafferi
Name: Raza Jafferi
Title: Vice President

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CADENCE BANK, N.A., as a Lender

	By:	/s/ Anthony Blanco
Name: Anthony Blanco
Title: Vice President

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

	By:	/s/ Charles D. Mulkeen

Name: Charles D. Mulkeen
Title:	Executive Director

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Michael Higgins
Name: Michael Higgins
Title: Senior Director

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CARGILL, INCORPORATED, as a Lender

	By:	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Authorized Signer

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Peter Baumann
Name: Peter Baumann
Title: Managing Director

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CITIZENS BANK, N.A., as a Lender

	By:	/s/ David W. Stack
Name: David W. Stack
Title: Senior Vice President

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	COMPASS BANK, as a Lender

	By:	/s/ William H. Douning
Name: William H. Douning
Title: Sr. Vice President

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

	By:	/s/ Yuriy A. Tsyganov
Name: Yuriy A. Tsyganov
Title: Director

	By:	/s/ Kathleen Sweeney
Name: Kathleen Sweeney
Title: Managing Director

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

	By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

	By:	/s/ Benjamin Souh
Name: Benjamin Souh
Title: Vice President

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	GOLDMAN SACHS BANK USA, as a Lender

	By:	/s/ George Kevin
Name: George Kevin
Title: Authorized Signatory

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	ING CAPITAL LLC, as a Lender

	By:	/s/ Josh Strong
Name: Josh Strong
Title: Director

	By:	/s/ Charles Hall
Name: Charles Hall
Title: Managing Director

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Theresa M. Benson
Name: Theresa M. Benson
Title: Authorized Officer

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A., as a Lender

	By:	/s/ Paul E. Cornell
Name: Paul E. Cornell
Title: Managing Director

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	NATIXIS, NEW YORK BRANCH, as a Lender

By: /s/ Brice Le Foyer
Name: Brice Le Foyer
Title: Director

By: /s/ Vikram Nath
Name: Vikram Nath
Title: Vice President

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

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LENDER:	REGIONS BANK, as a Lender

	By:	/s/ Daniel G. Steele
Name: Daniel G. Steele
Title: Managing Director

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

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LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Authorized Signatory

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

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LENDER:	SUNTRUST BANK, as a Lender

	By:	/s/ William S. Krueger
Name: William S. Krueger
Title: First Vice President

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

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LENDER:	UBS AG, STAMFORD BRANCH, as a Lender

	By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

	By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

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Annex I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

as of Eleventh Amendment Effective Date

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, National Association	6.94444444%	$138,888,888.90	$51,388,888.88
JPMorgan Chase Bank, N.A.	6.94444444%	$138,888,888.90	$51,388,888.88
Bank of America, N.A.	6.94444444%	$138,888,888.90	$51,388,888.88
Citibank, N.A.	6.94444444%	$138,888,888.90	$51,388,888.88
Barclays Bank PLC	4.16666667%	$83,333,333.33	$30,833,333.34
Compass Bank	4.16666667%	$83,333,333.33	$30,833,333.34
Canadian Imperial Bank of Commerce, New York Branch	4.16666667%	$83,333,333.33	$30,833,333.34
Comerica Bank	4.16666667%	$83,333,333.33	$30,833,333.34
Credit Agricole Corporate and Investment Bank	4.16666667%	$83,333,333.33	$30,833,333.34
ING Capital LLC	4.16666667%	$83,333,333.33	$30,833,333.34
Natixis, New York Branch	4.16666667%	$83,333,333.33	$30,833,333.34
Royal Bank of Canada	4.16666667%	$83,333,333.33	$30,833,333.34
MUFG Union Bank, N.A. f/k/a Union Bank, N.A.	4.16666667%	$83,333,333.33	$30,833,333.34
U.S. Bank National Association	4.16666667%	$83,333,333.33	$30,833,333.34
Capital One, National Association	3.47222222%	$69,444,444.44	$25,694,444.45
UBS AG, Stamford Branch	3.47222222%	$69,444,444.44	$25,694,444.45
BMO Harris Bank, N.A.	2.56944444%	$51,388,888.89	$19,013,888.89
Branch Banking and Trust Company	2.56944444%	$51,388,888.89	$19,013,888.89
Santander Bank, N.A.	2.56944444%	$51,388,888.89	$19,013,888.89
Citizens Bank, N.A.	2.56944444%	$51,388,888.89	$19,013,888.89
Regions Bank	2.34640239%	$46,928,047.83	$17,363,377.70
Deutsche Bank AG New York Branch	2.09804205%	$41,960,841.06	$15,525,511.19
Associated Bank, N.A	1.87500000%	$37,500,000.00	$13,875,000.00
Cadence Bank, N.A.	1.87500000%	$37,500,000.00	$13,875,000.00
ZB, N.A. dba Amegy Bank	1.87500000%	$37,500,000.00	$13,875,000.00
SunTrust Bank	1.87500000%	$37,500,000.00	$13,875,000.00
Goldman Sachs Bank USA	1.04166667%	$20,833,333.33	$7,708,333.33
Cargill, Incorporated	0.34722222%	$6,944,444.44	$2,569,444.45
TOTAL	100.00000000%	$2,000,000,000.00	$740,000,000.00

ANNEX I–1

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

as of December 1, 2016

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, National Association	6.94444444%	$138,888,888.90	$50,000,000.00
JPMorgan Chase Bank, N.A.	6.94444444%	$138,888,888.90	$50,000,000.00
Bank of America, N.A.	6.94444444%	$138,888,888.90	$50,000,000.00
Citibank, N.A.	6.94444444%	$138,888,888.90	$50,000,000.00
Barclays Bank PLC	4.16666667%	$83,333,333.33	$30,000,000.00
Compass Bank	4.16666667%	$83,333,333.33	$30,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	4.16666667%	$83,333,333.33	$30,000,000.00
Comerica Bank	4.16666667%	$83,333,333.33	$30,000,000.00
Credit Agricole Corporate and Investment Bank	4.16666667%	$83,333,333.33	$30,000,000.00
ING Capital LLC	4.16666667%	$83,333,333.33	$30,000,000.00
Natixis, New York Branch	4.16666667%	$83,333,333.33	$30,000,000.00
Royal Bank of Canada	4.16666667%	$83,333,333.33	$30,000,000.00
MUFG Union Bank, N.A. f/k/a Union Bank, N.A.	4.16666667%	$83,333,333.33	$30,000,000.00
U.S. Bank National Association	4.16666667%	$83,333,333.33	$30,000,000.00
Capital One, National Association	3.47222222%	$69,444,444.44	$25,000,000.00
UBS AG, Stamford Branch	3.47222222%	$69,444,444.44	$25,000,000.00
BMO Harris Bank, N.A.	2.56944444%	$51,388,888.89	$18,500,000.00
Branch Banking and Trust Company	2.56944444%	$51,388,888.89	$18,500,000.00
Santander Bank, N.A.	2.56944444%	$51,388,888.89	$18,500,000.00
Citizens Bank, N.A.	2.56944444%	$51,388,888.89	$18,500,000.00
Regions Bank	2.34640239%	$46,928,047.83	$16,894,097.22
Deutsche Bank AG New York Branch	2.09804205%	$41,960,841.06	$15,105,902.78
Associated Bank, N.A	1.87500000%	$37,500,000.00	$13,500,000.00
Cadence Bank, N.A.	1.87500000%	$37,500,000.00	$13,500,000.00
ZB, N.A. dba Amegy Bank	1.87500000%	$37,500,000.00	$13,500,000.00
SunTrust Bank	1.87500000%	$37,500,000.00	$13,500,000.00
Goldman Sachs Bank USA	1.04166667%	$20,833,333.33	$7,500,000.00
Cargill, Incorporated	0.34722222%	$6,944,444.44	$2,500,000.00
TOTAL	100.00000000%	$2,000,000,000.00	$720,000,000.00

ANNEX I–2